Rio Tinto plc guarantees	12 Months Ended
Dec. 31, 2017
Rio Tinto plc [member]
Financial Guarantees [Line Items]
Rio Tinto plc guarantees

G Rio Tinto plc guarantees

Rio Tinto plc provides a number of guarantees in respect of Group companies.

Rio Tinto plc and Rio Tinto Limited have jointly guaranteed the Group's external listed debt under the US Shelf Programme, European Debt Issuance Programme and Commercial Paper Programme which totalled US$7.9 billion at 31 December 2017 (31 December 2016: US$10.2 billion). In addition, these entities also jointly guarantee the Group's undrawn credit facility which was US$7.5 billion at 31 December 2017 (31 December 2016: US$7.5 billion). Rio Tinto plc has provided guarantees in respect of certain derivative contracts that are in a liability position of US$231 million at 31 December 2017 (31 December 2016: US$458 million).

Rio Tinto plc has provided a guarantee, known as the completion support undertaking (CSU), in favour of the Oyu Tolgoi LLC project finance lenders.  At 31 December 2017 US$4.3 billion of project finance debt was outstanding under this facility (31 December 2016: US$4.3 billion). Oyu Tolgoi LLC is owned by Erdenes Oyu Tolgoi LLC (34 per cent), which is controlled by the Government of Mongolia, and Turquoise Hill Resources Ltd (66 per cent, of which Rio Tinto owns 51 per cent). The project finance has been raised for development of the underground mine and the CSU will terminate on the completion of the underground mine according to a set of completion tests set out in the project finance facility.

The Rio Tinto guarantee applies to the extent that Turquoise Hill Resources Ltd cannot satisfy Oyu Tolgoi LLC’s project finance debt servicing obligations under its own guarantee to the lenders, called the sponsor debt service undertaking (DSU). Both the CSU and DSU contain a carve-out for certain political risk events.

During 2017, fees of US$44 million (2016: US$13 million) were received from Oyu Tolgoi LLC and Turquoise Hill Resources Ltd as consideration for provision of the CSU with an additional balance of US$12 million (31 December 2016: US$13 million) due and included within Current Assets - Trade and other receivables.

Rio Tinto plc has provided a number of guarantees in relation to various pension funds. Subject to certain conditions, Rio Tinto plc would pay any contributions due from Group companies participating in these funds in the event that the companies fail to meet their contribution requirements. The guarantees were not called upon in 2017. The aggregate of company contributions to these plans in 2017 was US$51 million (2016: US$94 million).

Other guarantees issued by Rio Tinto plc in relation to Rio Tinto Group entities as at 31 December 2017 amount to US$338 million (31 December 2016: US$337 million). Included within this balance is US$60 million (31 December 2016: US$60 million) in relation to non-wholly owned subsidiaries.

Pursuant to the DLC Merger, both Rio Tinto plc and Rio Tinto Limited issued deed poll guarantees by which each company guaranteed contractual obligations incurred by the other or guaranteed by the other.

The liability recognised for financial guarantees is US$389 million (31 December 2016: US$415 million).